UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 14, 2012

UNITED AMERICAN HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	38-2526913
State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

303 East Wacker Drive, Suite 1200
Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (313) 393-4571

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act.

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

EXPLANATORY STATEMENT

This Amendment No. 1 of Current Report on Form 8-K/A (“Amendment No. 1”) amends Item 1.01 and 9.01 of the Current Report on Form 8-K dated August 23, 2012 (“Original Report”).  This Amendment No. 1 provides additional details regarding the underlying transactions described in the Original Report and includes additional Exhibits.  Accordingly, Item 1.01 and the Exhibits to Item 9.01 of the Original Report are superseded by Item 1.01 and the Exhibits to Item 9.01 of this Amendment No. 1.

Item 1.01                      Entry into a Material Definitive Agreement.

St George Loan. On August 14, 2012, registrant United American Healthcare Corporation (the “Company”), as seller, and St George Investments LLC, an Illinois limited liability company (“St George”), as buyer, entered into that certain Note Purchase Agreement (“Purchase Agreement”). Pursuant to the Purchase Agreement, the Company issued to St George that certain Secured Promissory Note dated August 14, 2012, in the original principal amount of $370,000 (“Note #5”). Such principal amount of the note reflects the cash advanced to the Company by St George pursuant to the terms of the Purchase Agreement.

Pursuant to the Purchase Agreement, the Company and St George entered into that certain Pledge and Security Agreement dated August 14, 2012 (“St George Pledge Agreement”), thereby providing that Note #5 is secured by all of the Company’s ownership interests in its subsidiary, Pulse Systems, LLC, a Delaware limited liability company (“Pulse”). Note #5 is also secured by all of the assets of the Company pursuant to that certain Security Agreement between the Company and St George dated August 14, 2012 (“St George Security Agreement”).

Prior to the issuance of Note #5, the Company previously issued to St George (i) that certain promissory note dated September 28, 2011, in the original principal amount of $400,000 (“Note #1”), (ii) that certain promissory note dated December 9, 2011, in the original principal amount of $300,000 (“Note #2”), (iii) that certain promissory note dated February 9, 2012, in the original principal amount of $350,000 (“Note #3”), and (iv) that certain promissory note dated May 16, 2012, in the original principal amount of $75,000 (“Note #4”) (Note #1, Note #2, Note #3 and Note #4 are collectively referred to as the “Prior Notes”). Pursuant to the terms of the Purchase Agreement, each Prior Note was amended on August 14, 2012, to make the indebtedness evidenced by each such note secured by (A) all of the assets of the Company under the terms of the St George Security Agreement, and (B) all of the Company’s ownership interests in Pulse pursuant to the terms of the St George Pledge Agreement.

Loan proceeds from Note #5 will be transferred by the Company to Pulse. As required by the Purchase Agreement, Pulse entered into that certain Security Agreement by and between Pulse and St George dated August 14, 2012 (“Pulse Security Agreement’), thereby securing Note #5 and the Prior Notes by all of the assets of Pulse.  Pulse also unconditionally guaranteed repayment of Note #5 and the Prior Notes by executing that certain Guaranty dated August 14, 2012, in favor of St George (“Pulse Guaranty”).

Restructure of Subsidiary’s Loan. Fifth Third Bank, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation (“Fifth Third”) previously provided certain loans, extensions of credit and other financial accommodations to Pulse pursuant to that certain Loan and Security Agreement dated as of March 31, 2009, as amended by that certain First Amendment to Loan and Security Agreement dated as of September 23, 2009, that certain Second Amendment to Loan and Security Agreement dated as of June 18, 2010, and that certain Third Amendment to Loan and Security Agreement dated as of June 30, 2011, each by and between Fifth Third and Pulse (collectively, the “Fifth Third Loan Agreement”). In connection with the Fifth Third Loan Agreement, the Company previously executed in favor of Fifth Third that certain Membership Interest Pledge Agreement dated as of June 18, 2010, thereby pledging as collateral in favor of Fifth Third all of its ownership interests in Pulse (the “Fifth Third Pledge Agreement”).

To bring into compliance certain loan covenants under the Fifth Third Loan Agreement, Pulse and Fifth Third entered into that certain Fourth Amendment to Loan and Security Agreement dated as of August 14, 2012 (the “Fourth Amendment”). The Fourth Amendment modifies the interest rate calculation, certain financial covenants, certain financial reporting obligations, and waives existing noncompliance of loan covenants under the Fifth Third Loan Agreement.

In connection with the Fourth Amendment, the Company was required to (i) transfer the loan proceeds of Note #5 to Pulse to be used to pay down the outstanding balance under the Fifth Third Loan Agreement, and (ii) enter into that certain First Amendment and Reaffirmation of Membership Interest Pledge Agreement dated August 14, 2012 (“First Amendment to Pledge Agreement”), by and between the Company and Fifth Third. The First Amendment to Pledge Agreement modified certain covenants, representations and warranties of the Company, confirmed that the Company was pledging to Fifth Third 5,044,922 Common Units in Pulse, and reaffirmed the terms of the original Fifth Third Pledge Agreement.

As part of the debt restructure under the Fourth Amendment, Pulse executed that certain Revolving Note dated August 17, 2012 (“Revolving Note”), in favor of Fifth Third, with a stated principal amount of $500,000. The Revolving Note was a renewal and substitution for that certain Revolving Note dated June 30, 2011, executed by Pulse in favor of Fifth Third, in a maximum aggregate principal amount not to exceed $1,000,000.

Pursuant to the Fourth Amendment, Pulse also executed that certain Term Note A dated August 17, 2012 (“Term Note A”), in favor of Fifth Third, with a stated principal amount of $2,000,000. Term Note A was a renewal and substitution for that certain Term Note A dated June 30, 2011, executed by Pulse in favor of Fifth Third, in the original principal amount of $3,750,000.

Because St George required Pulse to guarantee repayment of Note #5 and the Prior Notes, and to secure all such indebtedness by all of the assets of Pulse; Fifth Third and St George entered into that certain Subordination Agreement dated August 17, 2012 (“Subordination Agreement”), thereby indicating that Fifth Third was in a first lien position, and St George was in a subordinate lien position. St George was also required to execute that certain Membership Interest Pledge Agreement dated August 17, 2012, in favor of Fifth Third, thereby pledging to Fifth Third all of its 2,386,000 preferred units in Pulse (“Preferred Unit Pledge Agreement”).

St George is an affiliate of John M. Fife, who is the Company’s Chairman, President and Chief Executive Officer.

The description of the transactions described in this Item 1.01 does not purport to be complete and is qualified in its entirety by the terms of the Purchase Agreement, which is attached hereto as Exhibit 4.1; Note #5, which is attached hereto as Exhibit 4.2; the Fourth Amendment, which is attached hereto as Exhibit 4.3, and the other transaction documents attached hereto.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                      Description
4.1	Note Purchase Agreement by and between the Company and St George dated August 14, 2012 (Purchase Agreement).

4.2	Secured Promissory Note made by the Company in favor of St George dated August 14, 2012 (Note #5).

4.3	First Amendment to Promissory Note by and between the Company and St George dated August 14, 2012 (First Amendment to Note #1).

4.4	First Amendment to Promissory Note by and between the Company and St George dated August 14, 2012 (First Amendment to Note #2).

4.5	First Amendment to Promissory Note by and between the Company and St George dated August 14, 2012 (First Amendment to Note #3).

4.6	First Amendment to Promissory Note by and between the Company and St George dated August 14, 2012 (First Amendment to Note #4).

4.7	Security Agreement by and between the Company and St George dated August 14, 2012 (St George Security Agreement).

4.8	Pledge and Security Agreement by and between the Company and St George dated August 14, 2012 (St George Pledge Agreement).

4.9	Security Agreement by and between Pulse and St George dated August 14, 2012 (Pulse Security Agreement).

4.10	Guaranty made by Pulse in favor of St George dated August 14, 2012 (Pulse Guaranty).

4.11	Fourth Amendment to Loan and Security Agreement by and between Pulse and Fifth Third dated August 17, 2012 (Fourth Amendment).

4.12	Revolving Note made by Pulse in favor of Fifth Third dated August 17, 2012 (Revolving Note).

4.13	Term Note A made by Pulse in favor of Fifth Third dated August 17, 2012 (Term Note A).

4.14	First Amendment and Reaffirmation of Membership Interest Pledge Agreement by and between the Company and Fifth Third dated August 17, 2012 (First Amendment to Pledge Agreement).

4.15	Subordination Agreement by and between St George and Fifth Third dated August 17, 2012 (Subordination Agreement).

4.16	Membership Interest Pledge Agreement made by St George in favor of Fifth Third dated August 17, 2012 (Preferred Unit Pledge Agreement).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2012                                                                           UNITED AMERICAN HEALTHCARE CORPORATION

By:         /s/ John M. Fife
Name:            John M. Fife
Title:              President and Chief Executive Officer